UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 07, 2025

MannKind Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-50865	13-3607736
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Casper Street
Danbury, Connecticut		06810
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (818) 661-5000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MNKD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Amendment No. 1”) amends the Current Report on Form 8-K filed by MannKind Corporation (the “Company”) on October 9, 2025 (the “Original Report”), in which the Company reported, among other events, the completion of the Merger (as defined in the Original Report). This Amendment No. 1 is filed to (i) update the information in Item 9.01(a) of the Original Report to include the audited consolidated financial statements of scPharma (as defined in the Original Report) as of and for the year ended December 31, 2024 and to include the unaudited interim condensed consolidated financial statements of scPharma as of and for the three and six months ended June 30, 2025; and (ii) update the information in Item 9.01(b) of the Original Report to include the unaudited pro forma condensed combined financial information of the Company as of and for the six months ended June 30, 2025 and the year ended December 31, 2024. This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Original Report.

Capitalized terms used but not defined herein have the meanings given to them in the Original Report.

In accordance with Rule 12b-15 of the Securities Exchange Act of 1934, as amended, the complete text of Item 9.01 (as amended) is included herein.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of scPharma as of and for the year ended December 31, 2024 and the related notes thereto have been audited by RSM US LLP, scPharma’s independent auditor, as set forth in its report thereon, are incorporated herein by reference as Exhibit 99.1.

The unaudited interim condensed consolidated financial statements of scPharma as of and for the three and six months ended June 30, 2025 and the related notes thereto are incorporated herein by reference as Exhibit 99.2.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of the Company as of and for the six months ended June 30, 2025 and the year ended December 31, 2024 is attached hereto as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits.

2.1#

Agreement and Plan of Merger, dated August 24, 2025, by and among MannKind Corporation, Seacoast Merger Sub, Inc. and scPharmaceuticals Inc. (incorporated by reference to Exhibit 2.1 to MannKind Corporation’s Current Report on Form 8-K (File No. 000-50865), filed with the SEC on August 25, 2025).

10.1	Contingent Value Rights Agreement, dated as of October 7, 2025, by and between MannKind Corporation and Broadridge Corporate Issuer Solutions, LLC (previously filed with the Original Report).

10.2

Amendment No.1 to the Loan Agreement, dated August 24, 2025, among MannKind Corporation, certain subsidiaries of MannKind Corporation, Wilmington Trust, National Association, Blackstone Alternative Credit Advisors LP and the lenders from time to time party thereto (incorporated by reference to Exhibit 10.2 to MannKind Corporation’s Current Report on Form 8-K (file No. 000-50865), filed with the SEC on August 25, 2025).

23.1	Consent of RSM US LLP.

99.1

Audited Consolidated Financial Statements of scPharmaceuticals Inc. and its consolidated subsidiary as of and for the year ended December 31, 2024, the related notes thereto and the report of RSM US LLP (incorporated by reference to Part II, Item 8 of the Annual Report on Form 10-K of scPharmaceuticals Inc. for the year ended December 31, 2024, filed with the SEC on March 19, 2025 (File No. 001-38293).

99.2

Unaudited Interim Condensed Consolidated Financial Statements of scPharmaceuticals Inc. and its consolidated subsidiary as of and for the three and six months ended June 30, 2025 and the related notes thereto (incorporated by reference to Part I, Item 1 of the Quarterly Report on Form 10-Q of scPharmaceuticals Inc. for the quarter ended June 30, 2025, filed with the SEC on August 7, 2025 (File No. 001-38293).

99.3	Unaudited Pro Forma Condensed Combined Financial Information of MannKind Corporation as of and for the six months ended June 30, 2025 and the year ended December 31, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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Certain annexes, exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplemental copies of any of the omitted annexes and schedules upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MannKind Corporation

Date: December 15, 2025	By:	/s/ Michael E. Castagna
Michael E. Castagna
Chief Executive Officer